Exhibit 10.1

EXECUTION VERSION

FACILITY INCREASE AGREEMENT

This FACILITY INCREASE AGREEMENT (this “Agreement”), dated as of December 1, 2014, is made by NGL ENERGY OPERATING LLC, a Delaware limited liability company (the “Borrowers’ Agent”), MIZUHO BANK, LTD., as a new Lender (the “New Revolving Lender”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and each Issuing Bank party hereto.  Capitalized terms used in this Agreement and not defined herein, including in this preamble, have the meanings set forth for such terms in the Credit Agreement (as hereinafter defined).

WHEREAS, the Borrowers, the Guarantors, the Administrative Agent, Deutsche Bank AG, New York Branch, as technical agent, Deutsche Bank Trust Company Americas, as collateral agent for the Secured Parties and the Lenders party thereto have entered into a Credit Agreement dated as of June 19, 2012, as amended by Amendment No. 1 thereto, dated as of January 15, 2013, Amendment No. 2 thereto, dated as of May 8, 2013, Amendment No. 3 thereto, dated as of September 30, 2013, Amendment No. 4 thereto, dated as of November 5, 2013, Amendment No. 5 thereto, dated as of December 23, 2013, Amendment No. 6 thereto, dated as of June 12, 2014, and Amendment No. 7, dated as of June 27, 2014 (and as otherwise amended, supplemented or modified from time to time, the “Credit Agreement”).

WHEREAS, the parties hereto desire to evidence an increase in the aggregate Working Capital Commitments pursuant to Section 2.4(c) of the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             The aggregate Working Capital Revolving Commitments and Acquisition Facility Commitments are hereby modified from $1,460,000,000 to $1,438,000,000 and from $733,000,000 to $858,000,000, respectively, as of the effective date of this Agreement (the “Increase Effective Date”), the Commitments of the Lenders shall be as set forth in Schedule 1 hereto.

2.             Consistent with Section 2.4(c)(v) of the Credit Agreement, as of the Increase Effective Date, Schedule 1 shall supersede and replace Schedule 1.1A of the Credit Agreement.

3.             To induce the New Revolving Lender and other Secured Parties party hereto to enter into this Agreement, the Borrowers’ Agent (by delivery of its respective counterpart to this Agreement) hereby (i) represents and warrants that after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants that in connection with this Agreement, it (x) has the requisite power and authority to make, deliver and perform this Agreement on behalf of the Credit Parties; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Agreement, and (z) has duly executed and delivered this Agreement; and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (both immediately before and after giving effect to this Agreement).

4.             The New Revolving Lender hereby (i) accepts and agrees to be bound by the terms of the Credit Agreement as a Lender thereunder, and (ii) acknowledges and agrees that the amount of its Commitment after giving effect to this Agreement is set forth opposite its name on Schedule 1 hereto.

This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Agreement may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission (in .pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date above first written.

NGL ENERGY OPERATING LLC,
as Borrowers’ Agent

By:	/s/ Atanas H. Atanasov
Name: Atanas H. Atanasov
Title: Chief Financial Officer and Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ Melissa Sadler
Name: Melissa Sadler
Title: Vice President

By:	/s/ Deirdre Lewis
Name: Deirdre Lewis
Title: Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as Issuing Bank and Swing Line Lender

By:	/s/ Chris Chapman
Name: Chris Chapman
Title: Director

By:	/s/ Vanuza Pereira-Bravo
Name: Vanuza Pereira-Bravo
Title: AVP

Commitment: $103,000,000	MIZUHO BANK, LTD., as the New Revolving Lender

	By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

Acknowledged and agreed,

BNP PARIBAS,
as Issuing Bank

By:	/s/ Matt Worstell
Name: Matt Worstell
Title: Director

By:	/s/ Keith Cox
Name: Keith Cox
Title: Managing Director

BANK OF AMERICA, N.A.,
as Issuing Bank

By:	/s/ Michael Clayborne
Name: Michael Clayborne
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Issuing Bank

By:	/s/ Chris Helmann
Name: Chris Helmann
Title: Vice President